Ohio National Variable Account A
The Ohio National Life Insurance Company
ONcore series of variable annuities
Supplement dated May 18, 2007 to the Prospectuses dated May 1, 2007
The following changes are made to the prospectuses dated May 1, 2007:
The first sentence of the third paragraph under “Optional Asset Allocation Models” is replaced and supplemented with the following:
Beginning June 15, 2007, if you choose the Asset Allocation Models, upon your execution and return of the investment advisory agreement Ohio National Investments, Inc. (“ONII”) will serve as your investment adviser for the limited purpose of developing and updating the Asset Allocation Models. The Asset Allocation Models do not become dynamic until the investment advisory agreement is executed and returned to ONII.